UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 24, 2023

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(619) 301-4200

Registrant's telephone number, including area code

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

TPT Global Tech, Inc. acquired control of Asberry 22 Holdings, Inc. through a Securities Purchase Agreement on March 24, 2023 for the 500,000 Series A Supermajority Voting Preferred Shares and simultaneously entered into an Agreement and Plan of Merger with its subsidiary TPT SpeedConnect, LLC to merge TPT SpeedConnect, LLC into Asberry 22 Holdings, Inc.

Securities Purchase Agreement and Convertible Promissory Note

On March 24, 2023, TPT Global Tech, Inc. (“TPT”) entered into a Securities Purchase Agreement dated with MA Littman Atty Defined Benefit Plan (“Seller”) and Asberry 22 Holdings, Inc. (“Asberry”) for the purchase of 500,000 shares of Series A Super Majority Voting Preferred Stock of Asberry for the aggregate principal amount of USD $500,000.00. Such five hundred thousand shares of Series A Supermajority Voting Preferred Stock are Supermajority Voting to vote equivalent of 90% of the outstanding common shares of the Common Stock of Asberry at any time (post reverse split of any amount) in the form of the Series A Designation of Rights and Privileges under Exhibit A of the Securities Purchase Agreement attached hereto in its entirety as Exhibit 10.1.

TPT entered into a $500,000 convertible promissory note (“Convertible Promissory Note”) with Michael A. Littman, Atty Defined Benefit Plan (“MAL-Plan”) pursuant to the above referenced Securities Purchase Agreement.  The Convertible Promissory Note is due 180 days from March 24, 2023 and pays interest at the rate of 6% per annum. The Convertible Promissory Note may convert all or part (in increments) of the principal balance to common stock of the Company at the rate of 85% of the volume weighted average price for the preceding 5 market trading days. The Company agreed to file the necessary S-1 to register any shares underlying this conversion right within 120 days of March 24, 2023. To convert, MAL-Plan shall give notice of conversion together with the increment of the note, in writing to the Company, and the conversion shall be effective upon such date of notice.

The foregoing description of the Convertible Promissory Note is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.2 hereto.

Agreement and Plan of Merger

An Agreement and Plan of Merger ("Agreement") was made and entered into as of March 24, 2023 by and among TPT SpeedConnect LLC, a Colorado Limited Liability Company (wholly-owned subsidiary of TPT Global Tech, Inc.) ("SPC"), and Asberry 22 Holdings, Inc., a Delaware Corporation ("ASHI"), and SPC Acquisition, Inc., a wholly-owned subsidiary of ASHI, domiciled in Colorado ("Acquisition Sub"). SPC then converted to a Corporate entity and Acquisition Sub merged with and into SPC (the "Merger"). The separate corporate existence of  Acquisition Sub ceased and SPC continues as the surviving corporation in the Merger and as wholly-owned subsidiary of ASH. All of the properties, rights and privileges, and power of SPC, vest in the Subsidiary, and all debts, liabilities and duties of SPC are the debts, liabilities and duties of the Subsidiary. The shares of common stock of Acquisition Sub issued and outstanding immediately prior to the Effective Time is converted into and exchange for 1,000 validly issued, fully paid and non-assessable shares of the Subsidiary's common stock.

TPT Global Tech, Inc. is to be issued a total of 4,658,318 common shares of ASHI (the "ASHI Common Stock"), as a result of the merger, constituting 85% of the then issued and outstanding common stock. TPT Global Tech, Inc. also has purchased all of the 500,000 Series A Super Majority Voting Preferred Shares of ASHI.

ASHI shall file a Form S-1 Registration Statement with the Securities Exchange Commission within 120 days after closing, to register for resale: a) the common shares of ASHI, issued at closing, b) conversion shares for the Series A Supermajority Preferred Stock and c) those outstanding shares of the shareholders of ASHI existing as of the day prior to closing, and shall pursue such S-1 filing diligently to effectiveness.

The Officers of ASHI shall resign effective upon the appointment of the new Officers, as designated by SPC. The Current Directors of ASHI shall remain as directors until the Series A Preferred Stock (500,000 shares) of ASHI shall have been redeemed or converted. SPC shall have designated two new directors for appointment effective at closing, and may then appoint new Officers, and the current officers shall resign at closing.

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The foregoing description of the Agreement and Plan of Merger is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger, attached as Exhibit 10.3 hereto.

Security and Pledge Agreement

On March 24, 2023, TPT Global Tech, Inc. and Asberry 22 Holdings, Inc. (“Pledgors”) and Michael A. Littman Atty, Defined Benefit Plan (“Lender”) entered into a Security and Pledge Agreement to provide additional covenants to facilitate a financing by which Lender receives consideration for the merger of the TPT Global Tech, Inc. into Asberry 22 Holdings, Inc.

The Security and Pledge Agreement is attached as Exhibit 10.4 hereto.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On November 17, 2022, the Company issued a press release entitled “TPT Global Tech’s Subsidiary, TPT Strategic, Awarded Its Second Fire Suppression/Fire Alarm Inspection and Maintenance Services Contract for Naval Air Station at Meridian Mississippi Valued at $3.9M”.  A copy of the press release is attached hereto as Exhibit 99.1.

On November 21, 2022, the Company issued a press release entitled “TPT GLOBAL TECH subsidiary Blue Collar Productions Continues Growth in Entertainment Marketing and Content Creation as year ends”.  A copy of the press release is attached hereto as Exhibit 99.2.

On December 21, 2022, the Company issued a press release entitled “TPT Global Tech, Inc.: TPT Global Tech’s Subsidiary, TPT Strategic, Awarded A National Park Service, US Department of Interior Contract Valued at $362K USD”.  A copy of the press release is attached hereto as Exhibit 99.3.

On March 13, 2023, the Company issued a press release entitled “TPT Global Tech Subsidiaries TPT Strategic and IST, LLC Secures Letter of Intent for $357.9m Vertical Construction Loan From Dallas-Based Banks For Alabama Smart City”.  A copy of the press release is attached hereto as Exhibit 99.4.

On March 30, 2023, the Company issued a press release entitled “TPT Global Tech's Subsidiary, TPT Strategic, Awarded A Pavement Patching Contract with The City of Birmingham Alabama”.  A copy of the press release is attached hereto as Exhibit 99.5.

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Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Securities Purchase Agreement
10.2	Convertible Promissory Note
10.3	Agreement and Plan of Merger
10.4	Security and Pledge Agreement
99.1	Press Release dated November 17, 2022
99.2	Press Release dated November 21, 2022
99.3	Press Release dated December 21, 2022
99.4	Press Release dated March 13, 2023
99.5	Press Release dated March 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By:	/s/ Stephen J. Thomas, III
Stephen J. Thomas, III,
Title: Chief Executive Officer

Date: April 3, 2023

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